SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549






                                     FORM 8-K

                                  CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  May 29, 1996



                            TUPPERWARE CORPORATION
              (Exact name of registrant as specified in its charter)



             Delaware                1-11657             36-4062333
          (State or other          (Commission       (IRS Employer
          jurisdiction of          File Number)      Identification No.)
          Incorporation)


               P.O. Box 2353, Orlando, Florida             32802-2353
           (Address of principal executive offices)        (Zip Code)



                                   (407) 826-5050
                (Registrant's telephone number, including area code)







         Item 1.   Changes in Control of Registrant

                   On May 31, 1996, Premark International, Inc., the then sole shareholder of the Registrant, distributed (the "Dis-tribution") all of the outstanding shares of the common stock, par value $0.01 per share, of the Registrant, to the sharehold-ers of record of the common stock of Premark International, Inc., pursuant to the Distribution Agreement dated as of May 15, 1996 by and among the Registrant, Premark International, Inc. and Dart Industries Inc., a form of which is filed here-with as Exhibit 2 (the "Distribution Agreement"). No consider-ation was paid by the shareholders of Premark International, Inc. for the receipt of the shares of common stock of the Reg-istrant. All of the voting securities of the Registrant were, as of the date of the Distribution, held by the shareholders of Premark International, Inc.

                   The above matters are more fully described in the Registration Statement on Form 10, as amended, as filed with the Securities and Commission (the "Registration Statement").

         Item 2.   Acquisition or Disposition of Assets

                   As contemplated by the Distribution Agreement, on May 29, 1996, the Registrant acquired from Premark International, Inc. all of the common stock of Dart Industries Inc., a Dela-ware corporation, and other miscellaneous assets related to the Tupperware business. The consideration paid by the Registrant for the assets acquired was 61,919,537 shares of the common stock of the Registrant. The number of shares paid as consid-eration was determined by the formula set forth in the Distri-bution Agreement, which required that one share of common stock of the Registrant be distributed to each shareholder of Premark International, Inc. for each share of Premark International, Inc. common stock held by such shareholder. Pursuant to the Distribution Agreement, on May 24, 1996, Dart Industries Inc. paid a cash dividend of approximately $284.9 million to Premark International, Inc. Such distribution and dividend were part of the overall transaction pursuant to which the common stock of the Registrant was distributed as reflected in Item No. 1 above. The cash dividend was funded from available cash and borrowings made under the credit agreement referred to under the caption "Financing" in the Registration Statement.

                   Additional information concerning the assets acquired by the Registrant and the continuing relationship between the Registrant and its subsidiaries and Premark International, Inc. is contained in the Registration Statement.


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         Item 5.   Other Events

                   As a consequence of the Distribution, the 401(k) plan sponsored by the Registrant (the "Registrant 401(k)") holds approximately 428,000 shares of common stock of Premark Inter-national, Inc. and the 401(k) plan sponsored by Premark Inter-national, Inc. (the "Premark 401(k)") holds approximately 3.5 million shares of common stock of Tupperware Corporation. The trustee of each such plan is selling, in the case of the Regis-trant 401(k), such Premark common stock and, in the case of the Premark 401(k), such Tupperware common stock in an orderly man-ner and will use the proceeds thereof to purchase the common stock of the company sponsoring the plan.

          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                   (a)  Financial Statements

                   The financial statements relating to the businesses
              acquired are incorporated herein by reference to the Reg-istration Statement.

                   (b)  Pro Forma Financial Information

                   The following pro forma financial information is
              incorporated herein by reference to the Registration
              Statement.

                   (1) Pro Forma condensed Consolidated Statement of Condition as of March 30, 1996.

                   (2) Pro Forma condensed Consolidated Statement of Income for the three months ended March 30, 1996 and the fiscal year ended December 30, 1995.


                   (c)  Exhibits

              Exhibit Number                Description

                   2 Form of Distribution Agreement by and among the Registrant, Dart Industries Inc. and Premark International, Inc. (incorporated herein by reference to
                                  Exhibit 2 to Form 10, file No 1-11
                                  657, filed by Tupperware Corporation


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                                  on March 4, 1996, as subsequently
                                  amended on April 16, 1996, April 26,
                                  1996, May 1, 1996 and May 21, 1996).

                   19 Registration Statement on Form 10 (in-corporated herein by reference to Form 10, file No 1-11 657, filed by Tup-perware Corporation on March 4, 1996, as subsequently amended on April 16, 1996, April 26, 1996, May 1, 1996 and
                                  May 21, 1996).







































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                                    SIGNATURES


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


         Orlando, Florida              TUPPERWARE CORPORATION
         June 12, 1996



                                       By: /s/ Thomas M. Roehlk
                                          Thomas M. Roehlk
                                          Senior Vice President
                                          General Counsel and Secretary
































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                                  EXHIBIT INDEX



         Exhibit Number                     Description

              2 Form of Distribution Agreement by and among the Registrant, Dart Industries Inc. and Premark International, Inc. dated as of May 15, 1996 (incorporated herein by reference to Exhibit 2 to Form 10, file No 1-11 657, filed by Tupperware Corporation on March 4, 1996, as subsequently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May
                             21, 1996).

              19 Registration Statement on Form 10 (incorpo-rated herein by reference to Form 10, file No 1-11 657, filed by Tupperware Corpora-tion on March 4, 1996, as subsequently amended on April 16, 1996, April 26, 1996, May 1, 1996 and May 21, 1996).




























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